Exhibit 4.1
         COMMON STOCK                                              COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN
      CHICAGO AND NEW YORK
                                                                    Shares
Certificate
  Number                                                        **600620******
 ZQ 000271                                                      ***600620*****
             NATIONAL PATENT DEVELOPMENT CORPORATION            ****600620****
       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE     *****600620***
                                                                ******600620**
THIS CERTIFIES THAT      MR. SAMPLE & MRS. SAMPLE &
                         MR. SAMPLE & MRS.SAMPLE
                                                           CUSIP 637132 10 1
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of         * * * SIX HUNDRED THOUSAND
                      SIX HUNDRED AND TWENTY * * *

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF COMMON STOCK OF

National Patent Development Corporation transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation and amendments thereto (copies of which are on file at the office of the Corporation), to all of which the holder of this Certificate assents by acceptance hereof. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

FACSIMILE SIGNATURE TO COME         [CORPORATE SEAL]     DATED
Chairman of the Board & Chief Executive Officer
                                           COUNTERSIGNED AND REGISTERED:
                                           COMPUTERSHARE INVESTOR SERVICES, LLC.
                                           (CHICAGO)
                                           TRANSFER AGENT AND REGISTRAR

FACSIMILE SIGNATURE TO COME
Secretary

                                  By___________________________________________
                                             AUTHORIZED SIGNATURE